EXHIBIT 10.15

                               ARTICLES OF MERGER
                                       OF
                             PHARMADYNE CORPORATION
                                      INTO
                               LECTEC CORPORATION


           The undersigned, Rodney A. Young, the Chairman, Chief Executive Officer and President of LecTec Corporation, a Minnesota corporation, hereby certifies as follows:

           1. The plan of merger attached hereto as Exhibit A, for the merger into LecTec Corporation of its wholly-owned subsidiary, Pharmadyne Corporation, a Minnesota corporation, was duly adopted by the board of directors of LecTec Corporation on November 20, 1997.

           2. The number of outstanding shares of Pharmadyne Corporation is 747,282 shares of common stock. All of the outstanding shares of such common stock are owned by LecTec Corporation.

           3. Since Pharmadyne Corporation has no shareholders other than LecTec Corporation, no copy of the plan of merger was mailed to any shareholder of Pharmadyne Corporation.

           IN WITNESS WHEREOF, the undersigned, Chairman, Chief Executive Officer and President of LecTec Corporation, being duly authorized on behalf of LecTec Corporation, has executed this document this 31st day of December, 1997.


                                        LECTEC CORPORATION



                                        /S/Rodney A. Young
                                        ---------------------------------------
                                        Rodney A. Young, Chairman,
                                        Chief Executive Officer and President

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                                                                       EXHIBIT A


                                 PLAN OF MERGER
                                       OF
                             PHARMADYNE CORPORATION
                                      INTO
                               LECTEC CORPORATION


           1. The name of the subsidiary corporation is Pharmadyne Corporation.

           2. The name of the parent and surviving corporation is LecTec Corporation.

           3. The merger shall be effective when articles of merger are filed with the Minnesota secretary of state (the "Effective Date").

           4. Upon the Effective Date of the merger, all outstanding shares of each class and series of stock of Pharmadyne Corporation shall be cancelled, and no shares of LecTec Corporation shall be issued in lieu thereof.

           5. Upon the Effective Date, the provisions of section 302A.641, subdivisions 2 and 3 of the Minnesota Business Corporation Act shall apply.

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